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EXHIBIT 10.1

                              X-CHANGE CORPORATION
                       IRREVOCABLE SUBSCRIPTION AGREEMENT
                               FEBRUARY-MARCH 2007

1. SUBSCRIPTION. Subject to the terms and conditions hereof, the undersigned (hereinafter referred to as the "SUBSCRIBER") irrevocably tenders this "Subscription" and hereby subscribes for the number of Units (as defined in the Offering Memo) set forth on the signature page hereto as described in the Confidential Private Placement Memorandum attached hereto as EXHIBIT A (the "OFFERING MEMO").

2. ACCEPTANCE OF SUBSCRIPTION. This Subscription Agreement shall not become binding unless (i) this Subscription Agreement is accepted by the Company, (ii) the Subscription Amount has been received and accepted by the Company, and (iii) such additional closing conditions as the Company, in its sole discretion, shall require are satisfied. This Subscription shall not be deemed accepted by the Company until this Subscription Agreement is signed by a duly authorized officer of the Company and returned to Subscriber. If this Subscription is accepted, this Subscription Agreement shall become effective as between the Company and the Subscriber. If this Subscription is rejected, this Subscription Agreement and the Subscription Amount will be returned to the Subscriber as soon as reasonably practicable, and this Subscription shall be rendered void and of no further force or effect.

3. ANCILLARY DOCUMENTS. In connection with its subscription, Subscriber has executed and delivered the Registration Rights Agreement in the form attached hereto as EXHIBIT B (which the Company will counter-sign and deliver to Subscriber if it agrees to accept Subscriber's subscription) and the Confidentiality Agreement in the form attached hereto as EXHIBIT C.

4. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. Subscriber hereby represents and warrants to the Company as follows:

         A. The Subscriber is an "accredited investor" (as defined on EXHIBIT D hereto) and is domiciled in the state indicated on the signature page hereto.

         B. The Securities hereby subscribed for are being acquired by Subscriber as the ultimate owner, in good faith, for Subscriber's own account, not as a conduit, underwriter, nominee or agent for other beneficial or subsequent owners, and not with a view to the resale or distribution of any part thereof; Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same and has no contract, undertaking, agreement or arrangement with any person to transfer, encumber, or grant participations to any person, with respect to any of the Securities. The Subscriber warrants that any funds which may be tendered for the purchase of Securities will not represent funds borrowed by the Subscriber from any person or lending institution except to the extent that the Subscriber has a source for repaying such funds other than from the sale of the Securities subscribed, and that such Securities have not been pledged or otherwise hypothecated for any such borrowing.

         C. Subscriber has received and carefully reviewed a copy of the Offering Memo and agrees that it, along with all information regarding the Company that is publicly available, supersedes any offering memos or other materials that the Company previously provided to Subscriber, if any.

         D. Subscriber acknowledges that he has been advised that the Securities have not been registered under the Act, as amended, or under the provision of any state securities laws, on the grounds that the offer and sale of the Securities is exempt from registration under the provisions of those Statutes as not involving any public offering.

         E. Subscriber acknowledges that the Subscriber has had the reasonable opportunity to ask questions and receive answers concerning the offering of the Securities and to obtain additional information necessary to verify the accuracy of the information furnished in the Offering Memo.


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4.       SUCCESSORS AND ASSIGNS. The Subscriber agrees that this Subscription
         Agreement shall be binding upon and inure to the benefit of all the parties hereto and their respective heirs, legal representatives, successors and assigns.

5. INDEMNIFICATION. Subscriber understands and is aware of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company may rely upon them. Subscriber acknowledges that he understands the meaning and legal consequences of the representations and warranties herein, and he hereby agrees to indemnify and hold harmless the Company and its officers, affiliates, agents and employees of the Company, and the persons who have solicited this subscription, from and against any and all loss, damage or liability, including but not limited to legal fees and court costs, due to or arising out of a breach of any such representations or warranties made by the Subscriber.

7. NUMBER AND GENDER. Whenever the singular number is used in this Subscription Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders.

9. APPLICABLE LAW. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to principles of conflicts of laws. Any dispute under this Subscription Agreement that is not settled by mutual consent shall be finally adjudicated by any federal or state court sitting in Dallas County or Collin County, Texas, and each party consents to the exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute. Each party further consents to personal jurisdiction in the courts mentioned in the prior sentence. In the event that any suit or action is instituted to enforce any provision in this Subscription Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Subscription Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                    (THIS SPACE WAS INTENTIONALLY LEFT BLANK)


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IN WITNESS WHEREOF, SUBJECT TO ACCEPTANCE OF THIS SUBSCRIPTION AGREEMENT BY THE
COMPANY, the Subscriber executes and agrees to all the terms of this Subscription Agreement.

Date: _____________________

$$ Investment: $_____________________

For ______ Units (or ______________ shares of Common Stock, a warrant to purchase ______________ shares of Common Stock at $1.50 per share and a warrant to purchase ______________ shares of Common Stock at $2.00 per share)

By: ____________________________

__________________________________________________________

(Print Name of Investor as it is to Appear on Certificate)

__________________________________________________________

Address:

________________________________________________________________________________

City State Zip

________________________________________________________________________________

Social Security Number or Taxpayer Identification Number

(____) ______________________________
Facsimile number:

ACCEPTED BY COMPANY:

The X-Change Corporation

BY: __________________________________
Michael L. Sheriff
President & Chief Executive Officer

The X-Change Corporation
710 Century Parkway,
Allen, Texas  75013

Telephone: (972) 747-0051

Fax (972) 359-6334


                   [Signature Page to Subscription Agreement]



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                                    EXHIBIT A
                                    ---------

                                  OFFERING MEMO




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                                    EXHIBIT B
                                    ---------

                          REGISTRATION RIGHTS AGREEMENT




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                                    EXHIBIT C
                                    ---------

                            CONFIDENTIALITY AGREEMENT




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                                    EXHIBIT D
                                    ---------

An "accredited investor" is:

(1) A director or executive officer of the Company or its affiliate;

(2) A natural person whose net worth, or joint net worth with the person's spouse, exceeds $1,000,000 at the time of this purchase;

(3) A natural person who had an individual income (not including his or her spouse's income) in excess of $200,000 ($300,000 if including the spouse's income) in 2004 and 2005, and who reasonably expects an income in excess of such levels in the current year;

(4) A bank defined in Section 3(a) (2) of the Securities Exchange Act of 1933 (the "Act") or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(5) A private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940;

(6) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Securities offered with total assets in excess of $5,000,000;

(7) any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

(8) any entity in which all of the equity owners are accredited investors under provisions (i), (ii), (iii), (iv), (v), (vi) or (vii) above.